Mellon Financial Corp. Form 8-K
Indenture Dated June 12, 2000

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 21, 2000

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other	(Commission File Number)	(IRS Employer

jurisdiction of		Identification No.)

incorporation)

One Mellon Center

500 Grant Street

	Pittsburgh, Pennsylvania	15258-0001

	(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code — (412) 234-5000

Not applicable
(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS

On June 12, 2000 Mellon Financial Corporation and Mellon Funding Corporation entered into an indenture providing for the issuance of subordinated debt securities. The Indenture, dated as of June 12, 2000, among Mellon Funding Corporation as Issuer, Mellon Financial Corporation as Guarantor, and Bank One Trust Company, N.A. as Trustee, is filed as an exhibit hereto. No debt has been issued under this Indenture.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith and incorporated by reference into Registration Statement Nos. 333-33248 and 333-33248-01 pertaining to certain debt securities of Mellon Funding Corporation and the related guarantees of the Registrant.

Exhibit Number	Description

4.7	Indenture dated as of June 12, 2000, among Mellon Funding Corporation, Mellon Financial Corporation and Bank One Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: July 21, 2000	By: /s/ STEVEN G. ELLIOTT Steven G. Elliott Senior Vice Chairman & Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

4.7	Indenture dated as of June 12, 2000, among Mellon Funding Corporation, Mellon Financial Corporation and Bank One Trust Company, N.A.	Filed herewith